                                                                 EXHIBIT 4.2

================================================================================



                            FRUIT OF THE LOOM, INC.


                                      AND


                            _______________________


                                    TRUSTEE

                                  ____________



                                   INDENTURE


                                  DATED AS OF



                                  ____________



                          SUBORDINATED DEBT SECURITIES


================================================================================

                            Fruit of the Loom, Inc.

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                    Trust Indenture Act of 1939, as amended:



SECTION 310         (a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 609
                    (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 609
                    (a)(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
                    (a)(4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
                    (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  608, 610

SECTION 311         (a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 613
                    (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 613

SECTION 312         (a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . 701, 702(a)
                    (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 702(b)
                    (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 702(c)

SECTION 313         (a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(a)
                    (a)(4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .101, 703(a)
                    (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(b)
                    (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(a)
                    (d)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703(b)

SECTION 314         (a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 704
                    (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
                    (c)(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
                    (c)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
                    (c)(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
                    (d)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
                    (e)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102

SECTION 315         (a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601
                    (b)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 602
                    (c)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601
                    (d)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601
                    (e)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 514

SECTION 316         (a)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
                    (a)(1)(A)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  502, 512
                    (a)(1)(B)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 513
                    (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable

                 (b)   . . . . . . . . . . . . . . . . . . . . . . 508
                 (c)   . . . . . . . . . . . . . . . . . . . . . . 105(a)


SECTION 317      (a)(1)  . . . . . . . . . . . . . . . . . . . . . 503
                 (a)(2)  . . . . . . . . . . . . . . . . . . . . . 504
                 (b)   . . . . . . . . . . . . . . . . . . . . . .1003


SECTION 318      (a)   . . . . . . . . . . . . . . . . . . . . . . 108


----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . .  -1-

                                  ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION . . . . . . . .  -1-

SECTION 101.  DEFINITIONS.  . . . . . . . . . . . . . . . . . . . . . .  -1-
         Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -1-
         Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
         Authenticating Agent . . . . . . . . . . . . . . . . . . . . .  -2-
         Board of Directors . . . . . . . . . . . . . . . . . . . . . .  -2-
         Board Resolution . . . . . . . . . . . . . . . . . . . . . . .  -2-
         Business Day . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
         Commission . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
         Company  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
         Company Request and Company Order  . . . . . . . . . . . . . .  -2-
         Corporate Trust Office . . . . . . . . . . . . . . . . . . . .  -2-
         Defaulted Interest . . . . . . . . . . . . . . . . . . . . . .  -2-
         Depositary . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
         Dollar or $  . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Event of Default . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Exchange Rate  . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Interest Payment Date  . . . . . . . . . . . . . . . . . . . .  -3-
         Judgment Currency  . . . . . . . . . . . . . . . . . . . . . .  -3-
         Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . .  -3-
         Officer's Certificate  . . . . . . . . . . . . . . . . . . . .  -3-
         Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . .  -4-
         Original Issue Discount Security . . . . . . . . . . . . . . .  -4-
         Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . .  -4-
         Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . .  -5-
         Person . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -5-
         Place of Payment . . . . . . . . . . . . . . . . . . . . . . .  -5-
         Predecessor Security . . . . . . . . . . . . . . . . . . . . .  -5-
         Redemption Date  . . . . . . . . . . . . . . . . . . . . . . .  -5-
         Redemption Price . . . . . . . . . . . . . . . . . . . . . . .  -5-
         Registered Security  . . . . . . . . . . . . . . . . . . . . .  -5-
         Regular Record Date  . . . . . . . . . . . . . . . . . . . . .  -5-
         Required Currency  . . . . . . . . . . . . . . . . . . . . . .  -5-
         Responsible Officer  . . . . . . . . . . . . . . . . . . . . .  -5-

         Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .-6-
         Security Register  . . . . . . . . . . . . . . . . . . . . . . .-6-
         Security Registrar . . . . . . . . . . . . . . . . . . . . . . .-6-
         Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . .-6-
         Special Record Date  . . . . . . . . . . . . . . . . . . . . . .-6-
         Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . .-6-
         Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . .-6-
         Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .-6-
         Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . .-6-
         United States  . . . . . . . . . . . . . . . . . . . . . . . . .-6-
         U.S. Government Obligations  . . . . . . . . . . . . . . . . . .-6-
         Vice President . . . . . . . . . . . . . . . . . . . . . . . . .-7-
         Wholly Owned Subsidiary  . . . . . . . . . . . . . . . . . . . .-7-
         Yield to Maturity  . . . . . . . . . . . . . . . . . . . . . . .-7-

SECTION 102.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.  . . . .-7-

SECTION 103.  COMPLIANCE CERTIFICATES AND OPINIONS. . . . . . . . . . . .-7-

SECTION 104.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE. . . . . . . . . . .-8-

SECTION 105.  ACTS OF HOLDERS.  . . . . . . . . . . . . . . . . . . . . .-8-

SECTION 106.  NOTICES, ETC., TO TRUSTEE AND COMPANY.  . . . . . . . . . -10-

SECTION 107.  NOTICE TO HOLDERS; WAIVER.  . . . . . . . . . . . . . . . -10-

SECTION 108.  CONFLICT WITH TRUST INDENTURE ACT.    . . . . . . . . . . -11-

SECTION 109.  EFFECT OF HEADINGS AND TABLE OF CONTENTS. . . . . . . . . -11-

SECTION 110.  SUCCESSORS AND ASSIGNS.   . . . . . . . . . . . . . . . . -11-

SECTION 111.  SEPARABILITY CLAUSE.  . . . . . . . . . . . . . . . . . . -11-

SECTION 112.  BENEFITS OF INDENTURE.  . . . . . . . . . . . . . . . . . -11-

SECTION 113.  GOVERNING LAWS.   . . . . . . . . . . . . . . . . . . . . -11-

SECTION 114.  LEGAL HOLIDAYS. . . . . . . . . . . . . . . . . . . . . . -11-

SECTION 115.  CORPORATE OBLIGATION. . . . . . . . . . . . . . . . . . . -11-

                                 ARTICLE TWO

                               SECURITY FORMS   . . . . . . . . . . . . -12-

SECTION 201.  FORMS GENERALLY.  . . . . . . . . . . . . . . . . . . . -12-

SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.  . . . -12-

SECTION 203.  SECURITIES IN GLOBAL FORM.  . . . . . . . . . . . . . . -12-

SECTION 204.  CUSIP NUMBERS . . . . . . . . . . . . . . . . . . . . . -13-

                                 ARTICLE THREE

                                 THE SECURITIES . . . . . . . . . . . -14-

SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES. . . . . . . . . . -14-

SECTION 302.  DENOMINATIONS.  . . . . . . . . . . . . . . . . . . . . -16-

SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING. . . . . -17-

SECTION 304.  TEMPORARY SECURITIES. . . . . . . . . . . . . . . . . . -18-

SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.  . -19-

SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. . . . -21-

SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. . . . . -21-

SECTION 308.  PERSONS DEEMED OWNERS.  . . . . . . . . . . . . . . . . -23-

SECTION 309.  CANCELLATION. . . . . . . . . . . . . . . . . . . . . . -23-

SECTION 310.  COMPUTATION OF INTEREST.  . . . . . . . . . . . . . . . -23-

                                  ARTICLE FOUR

                          SATISFACTION AND DISCHARGE    . . . . . . . -23-

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.  . . . . . . . -23-

SECTION 402.  APPLICATION OF TRUST MONEY. . . . . . . . . . . . . . . -24-

SECTION 403.  DISCHARGE OF LIABILITY ON SECURITIES OF ANY SERIES. . . -25-

SECTION 404.  REINSTATEMENT.  . . . . . . . . . . . . . . . . . . . . -25-

                                  ARTICLE FIVE

                                  REMEDIES. . . . . . . . . . . . . . . .-26-

SECTION 501.  EVENTS OF DEFAULT.  . . . . . . . . . . . . . . . . . . . .-26-

SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. . . . .-27-

SECTION 503.  COLLECTION OF INDEBTEDNESS AND
                SUITS FOR ENFORCEMENT BY TRUSTEE .  . . . . . . . . . . .-28-

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM. . . . . . . . . . . . . .-29-

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION
                OF SECURITIES . . . . . . . . . . . . . . . . . . . . . .-29-

SECTION 506.  APPLICATION OF MONEY COLLECTED. . . . . . . . . . . . . . .-29-

SECTION 507.  LIMITATION ON SUITS.  . . . . . . . . . . . . . . . . . . .-30-

SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                PRINCIPAL, PREMIUM AND INTEREST  . . . . . . . . . . . . -31-

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES. . . . . . . . . . . . .-31-

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE. . . . . . . . . . . . . . .-31-

SECTION 511.  DELAY OR OMISSION NOT WAIVER. . . . . . . . . . . . . . . .-31-

SECTION 512.  CONTROL BY HOLDERS. . . . . . . . . . . . . . . . . . . . .-31-

SECTION 513.  WAIVER OF PAST DEFAULTS.  . . . . . . . . . . . . . . . . .-32-

SECTION 514.  UNDERTAKING FOR COSTS.  . . . . . . . . . . . . . . . . . .-32-

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS. . . . . . . . . . . . . .-32-

                                  ARTICLE SIX

                                  THE TRUSTEE  . . . . . . . . . . . .  .-32-

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.  . . . . . . . . . . .-32-

SECTION 602.  NOTICE OF DEFAULTS. . . . . . . . . . . . . . . . . . . . .-33-

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.  . . . . . . . . . . . . . . . .-34-

SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. . .-34-

SECTION 605.  MAY HOLD SECURITIES.  . . . . . . . . . . . . . . . . . . .-35-

SECTION 606.  MONEY HELD IN TRUST.  . . . . . . . . . . . . . . . . . . . .-35-

SECTION 607.  COMPENSATION AND REIMBURSEMENT. . . . . . . . . . . . . . . .-35-

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.  . . . . . . . . . .-35-

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.  . . . . . . . . . .-36-

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.  . . . . .-36-

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. . . . . . . . . . . .-37-

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION
               OR SUCCESSION TO BUSINESS . . . . . . . . . .  . . . . . . .-38-

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.  . . . . .-38-

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.  . . . . . . . . . . . .-38-

                                 ARTICLE SEVEN

           HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY  . . . . . . . -41-

SECTION 701.  COMPANY TO FURNISH TRUSTEE WITH NAMES AND
               ADDRESSES OF HOLDERS.. . . . . . . . . . . . . . . . . . . .-41-

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. . . .-41-

SECTION 703.  REPORTS BY TRUSTEE. . . . . . . . . . . . . . . . . . . . . .-41-

SECTION 704.  REPORTS BY COMPANY. . . . . . . . . . . . . . . . . . . . . .-42-

                                 ARTICLE EIGHT

          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE  . . . . . .-42-


SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. . . . .-42-

SECTION 802.  SUCCESSOR PERSON SUBSTITUTED. . . . . . . . . . . . . . . . .-43-

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES . . . . . . . . . . . -43-

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. . . . . .-43-

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.  . . . . . .-44-

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES. . . . . . . . . . . .  -45-

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.  . . . . . . . . . . . .  -45-

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.  . . . . . . . . . . .  -45-

SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. . . . .  -45-

                                  ARTICLE TEN

                                   COVENANTS . . . . . . . . . . . . . . . -45-

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST .  . . . . . . . -45-

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY. . . . . . . . . . . . . . .-45-

SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. . . . . .-46-

SECTION 1004.  EXISTENCE. . . . . . . . . . . . . . . . . . . . . . . . . .-47-

SECTION 1005.  MAINTENANCE OF PROPERTIES. . . . . . . . . . . . . . . . . .-47-

SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS. . . . . . . . . . . . . .-47-

SECTION 1007.  STATEMENT BY OFFICERS AS TO DEFAULT. . . . . . . . . . . . .-47-

SECTION 1008.  WAIVER OF CERTAIN COVENANTS. . . . . . . . . . . . . . . . .-48-

                                 ARTICLE ELEVEN

                          REDEMPTION OF SECURITIES  . . . . . . . . . . . .-48-

SECTION 1101.  APPLICABILITY OF ARTICLE.  . . . . . . . . . . . . . . . . .-48-

SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE. . . . . . . . . . . .-48-

SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. . . . . .-48-

SECTION 1104.  NOTICE OF REDEMPTION.  . . . . . . . . . . . . . . . . . . .-49-

SECTION 1105.  DEPOSIT OF REDEMPTION PRICE. . . . . . . . . . . . . . . . .-49-

SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE. . . . . . . . . . . .-49-

SECTION 1107.  SECURITIES REDEEMED IN PART. . . . . . . . . . . . . . . . .-50-

                                ARTICLE TWELVE

                                SINKING FUNDS . . . . . . . . . . . . . . -50-

SECTION 1201.  APPLICABILITY OF ARTICLE.  . . . . . . . . . . . . . . . . -50-

SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. . . -50-

SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND. . . . . . . . . -50-

                                ARTICLE THIRTEEN

               SUBORDINATION OF SECURITIES. . . . . . . . . . . . . . . . -51-

SECTION 1301.  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS. . . . . . . -51-

SECTION 1302.  CIRCUMSTANCES REQUIRING PRIOR PAYMENT OF SENIOR
                INDEBTEDNESS. . . . . . . . . . . . . . . . . . . . . . . -51-

SECTION 1303.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. . -52-

SECTION 1304.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. . . . . . . . -52-

SECTION 1305.  TRUSTEE TO EFFECTUATE SUBORDINATION. . . . . . . . . . . . -53-

SECTION 1306.  NO WAIVER OF SUBORDINATION PROVISIONS. . . . . . . . . . . -53-

SECTION 1307.  NOTICE TO TRUSTEE. . . . . . . . . . . . . . . . . . . . . -53-

SECTION 1308.  RELIANCE ON CERTIFICATE OF LIQUIDATING AGENT.  . . . . . . -54-

SECTION 1309.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                INDEBTEDNESS. . . . . . . . . . . . . . . . . . . . . . . -54-

SECTION 1310.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS . . . . -54-

SECTION 1311.  ARTICLE APPLICABLE TO PAYING AGENT . . . . . . . . . . . . -54-


                                ARTICLE FOURTEEN


               MEETINGS OF HOLDERS OF SECURITIES  . . . . . . . . . . . . -54-

SECTION 1401.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED. . . . . . . . . -54-

SECTION 1402.  CALL, NOTICE AND PLACE OF MEETINGS . . . . . . . . . . . . -55-

SECTION 1403.  PERSONS ENTITLED TO VOTE AT MEETINGS . . . . . . . . . . . -55-

SECTION 1404.  QUORUM; ACTION . . . . . . . . . . . . . . . . . . . . . . . -55-

SECTION 1405.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND
                ADJOURNMENT OF MEETINGS . . . . . . . . . . . . . . . . . . -56-

SECTION 1406.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS. . . . . . . -56-

         INDENTURE, dated as of                  between FRUIT OF THE LOOM,
INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5000 Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, and _________________________________, as Trustee (herein called the "Trustee"), the office of the Trustee at which at the date hereof its corporate trust business is principally administered being ___________________________________.

                            RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

         (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in Section 102.

         "Act", when used with respect to any Holder, has the meaning specified in Section 105.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person, which may include the Company, authorized by the Trustee to act on behalf of the Trustee pursuant to
Section 614 to authenticate Securities of one or more series.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee in _____________ at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Indenture.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person,

"Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Rate" has the meaning specified in Section 501.

         "Holder", when used with respect to any Security, means in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register.

         "Indebtedness", as applied to any Person, means all indebtedness, whether or not represented by bonds, debentures, notes or other securities, created or assumed by such Person for the repayment of money borrowed, and obligations, computed in accordance with generally accepted accounting principles, as lessee under leases that, in accordance with generally accepted accounting principles, should be recorded as capital leases. All Indebtedness secured by a lien upon property owned by the Company or any Subsidiary and upon which Indebtedness such Person customarily pays interest, although such Person has not assumed or become liable for the payment of such Indebtedness, for all purposes hereof, shall be deemed to be Indebtedness of such Person. All Indebtedness of others guaranteed as to payment of principal by such Person or in effect guaranteed by such Person through a contingent agreement to purchase such Indebtedness, for all purposes hereof, shall be deemed to be Indebtedness of such Person. Indebtedness (i) shall not include accounts payable to trade creditors or other indebtedness for goods or services created or assumed in the ordinary course of business and (ii) shall include only the principal component of any obligation described in this definition.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Judgment Currency" has the meaning specified in Section 506.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, the Controller, the Secretary or an Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities previously authenticated and delivered under this Indenture, except:

         (i) Securities previously canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment or redemption money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

         (iv) Securities with respect to which the Company has effected defeasance as provided in Article 4, except to the extent provided in Section 401.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether a quorum is present at a meeting of Holders of Securities, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (b) the principal amount of a Security denominated in a foreign currency shall be the Dollar equivalent, determined by the Company on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, determined on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security,
(c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, and (d) Securities owned by Holders shall be determined as of the Record Date established pursuant to Section 105, or if not so established, as of the effectiveness of such request, demand, authorization, direction, consent, notice or waiver, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person, which may include the Company, authorized by the Company to pay the principal of (and premium, if any) or interest on any one or more series of Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 301 subject to the provisions of Section 1002.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form established pursuant to Section 201 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301, or, if not so specified, the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of the calendar month or the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day.

         "Required Currency" has the meaning specified in Section 506.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means Indebtedness of the Company, whether currently outstanding or hereafter issued, which is not subordinated by its terms in right of payment to any other Indebtedness of the Company or otherwise is senior in right of payment to the Securities; provided that "Senior Indebtedness" shall not include (i) Indebtedness of the Company to any Subsidiary for money borrowed or advanced from such Subsidiary or (ii) amounts owed (except to banks and other financial institutions) for goods, materials or services purchased in the ordinary course of business.

         "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

         "United States" means the United States of America (including the States and the District of Columbia) and its "possessions", which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         "U.S. Government Obligations" has the meaning specified in Section
401.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Wholly Owned Subsidiary" means a corporation all the outstanding voting stock (other than any directors' qualifying shares) of which is owned, directly or indirectly, by the Company or by one or more other Wholly Owned Subsidiaries, or by the Company and one or more other Wholly Owned Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Yield to Maturity", when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the face thereof.

SECTION 102. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All the other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act and not otherwise defined herein have the meanings assigned to them therein.

SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

         (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 104. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 105.  ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person, by an agent duly appointed in writing or as evidenced by electronic confirmation consistent with the then existing practices of the Depositary or similar institutions and participants therein. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments, record or electric confirmation or each of the foregoing are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments, any such record and any such electronic confirmation (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or sending any such electronic confirmation and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or sending any such electronic confirmation, or the holding of any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be evidenced in the manner provided in Section 1306.

         The Company may set a record date for purposes of determining the identity of Holders of Registered Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation. If a record date is fixed, those persons who were Holders of Registered Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action with respect to such Securities by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         (b) The fact and date of the execution by any Person of any such instrument or writing or the delivery of any such electronic confirmation may be evidenced by the affidavit of a witness of such execution or delivery or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing or delivering such electronic confirmation acknowledged to him the execution or delivery thereof. Where such execution or delivery is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution or delivery of any such instrument, writing or electronic confirmation, or other authority of the Person executing the same, may also be evidenced in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial number of Registered Securities held by any Person, and the date of holding the same, shall be evidenced by the Security Register.

         (d) In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for suchpurposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Securities.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Any consent or waiver of the Holder of any Security shall be irrevocable for a period of six months after the date of execution thereof, but otherwise any such Holder or subsequent Holder may revoke the request, demand, authorization, direction, notice, consent or other Act as to his Security or portion of his Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the Act becomes effective.

         (f) Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security.

         (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any discrete part of such principal amount.

         Any amendment or waiver once effective shall bind every Holder of each series affected by such amendment or waiver unless it is of the type described in Section 902. In that case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 106. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
Attention: __________________, or (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: President, or to any other address furnished in writing to the Trustee by the Company.

SECTION 107. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

         In case by reason of the suspension of regular mail service, or by reason of any other cause it shall be impractical to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case in which notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security, shall affect the sufficiency of such notice with respect to any other Holders of Registered Securities.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 108.  CONFLICT WITH TRUST INDENTURE ACT.    If any provision hereof
limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision of the Trust Indenture Act shall control.

SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 110.  SUCCESSORS AND ASSIGNS.   All covenants and agreements in this
Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 111. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 112. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and holders of any Senior Indebtedness, any benefit or any legal or equitable rights, remedy or claim under this Indenture.

SECTION 113.  GOVERNING LAWS.   This Indenture and the Securities shall be
governed by and construed in accordance with the laws of the State of New York.

SECTION 114. LEGAL HOLIDAYS. In the case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provisions of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 115. CORPORATE OBLIGATION. No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or the Trustee or of any predecessor or successor of the Company or the Trustee with respect to the Company's obligations on the Securities or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith.

SECTION 116. COUNTERPARTS. This Indenture may be executed any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. FORMS GENERALLY. The Registered Securities, if any, of each series shall be in substantially such form or forms (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. A copy of the Board Resolution establishing the form or forms of Securities of any series (or any such temporary global Security) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global Security).

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication shall be in substantially the following form:

         "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       _____________________________________
                                                   as Trustee

                                      By___________________________________
                                                   Authorized Signatory."


SECTION 203.  SECURITIES IN GLOBAL FORM.

         (a) A supplemental indenture to the Indenture or a Board Resolution (and, to the extent not set forth in the Board Resolution, an Officer's Certificate detailing the adoption of terms pursuant to the Board Resolution) shall establish whether the Securities of a series shall be issued in whole or in part in the form of one or more global securities and the Depositary for such global security or securities.

         (b)  Notwithstanding any provisions to the contrary contained in
Section 305 of the Indenture and in addition thereto, any global security shall be exchangeable pursuant to Section 305 of the Indenture for securities registered in the names of Holders other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such global security or if at any time such

Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company fails to appoint a successor Depositary within 90 days of such event, (ii) the Company executes and delivers to the Trustee an Officer's Certificate to the effect that such global security shall be so exchangeable or (iii) an event shall have happened and be continuing which is or after notice or lapse of time or both, would be, an Event of Default with respect to the Securities represented by such global security. Any global security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depositary shall direct in writing in an aggregate principal amount equal to the principal amount of the global security with like tenor and terms.

         Except as provided in this Section 203, a global security may not be transferred except as a whole by the Depositary with respect to such global security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

         (c) Any global security issued hereunder shall bear a legend in substantially the following form:

         "This Security is a global security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary."

         (d) The Depositary, as a Holder, may appoint agents and otherwise authorize Persons that have accounts with the Depositary to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

         (e) Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 301, payment of the principal of and interest on any global security shall be made to the person specified therein.

         (f) Except as provided in Subsection (e) above, the Company, the Trustee and any Agent shall treat a person as the Holder of such principal amount of outstanding Securities of such series represented by a global security as shall be specified in a written statement of the Depositary with respect to such global security, for purposes of obtaining any consents, declarations or directions required to be given by the Holders pursuant to this Indenture.

SECTION 204. CUSIP NUMBERS The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series.   There shall be
established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);

         (3) whether Securities of the series are to be issuable as Registered Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and the Depositary for any global Security or Securities;

         (4) the manner in which, or the extent to which, any interest payable on a temporary global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 304;

         (5) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof, including, without limitation, the maturity date or dates;

         (6) the rate or rates (which may be fixed or variable or based upon such indices as the Company may elect), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, if other than as set forth in Section 101, the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

         (7) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

         (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

         (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series shall be redeemed or purchased in whole or in part pursuant to such obligation;

         (10) the denomination in which any Registered Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

         (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (12) any additional means of satisfaction and discharge of this Indenture with respect to Securities of the series pursuant to Section 401, any additional conditions to discharge pursuant to Section 401 or 403 and the application, if any, of Section 403;

         (13) any deletions or modifications of or additions to the Events of Default set forth in Section 501 or covenants of the Company set forth in Article Ten pertaining to the Securities of the series;

         (14)  the terms for conversion or exchange, if any;

         (15) whether the Securities wll be secured or unsecured and, if secured, the nature and terms of the security;

         (16) if other than Dollars, the currency, currencies or currency unit or units in which such Securities will be denominated and in which the principal of, and premium and interest, if any, thereon will be payable;

         (17) whether, and the terms and conditions on which, the Company or a Holder may elect that, or the other circumstances under which, payment of principal of, or premium or interest, if any, is to be made in a currency or currencies or currency unit or units other than that in which such Securities are denominated;

         (18) if the payments of principal of or interest on the Securities of a series are to be made in a foreign currency other than the currency in which such Securities are denominated, the manner in which the exchange rate with respect to such payments shall be determined;

         (19) if the amount of payments of principal of or interest on the Securities of a series may be determined with reference to an index based on a currency or currencies other than that in which the Securities are denominated or designated to be payable or determined by reference to a commodity, commodity index, stock exchange index or financial index, the manner in which such amounts shall be determined;

         (20) provisions, if any, granting special rights to the holders of Securities of a series upon the occurrence of such events as may be specified and the provisions, if any, relating to the subordination of the Securities of such series to other obligations of the Company;

         (21) any provision for the conversion or exchange of Securities of a series, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company, the security or securities into or for which, the period or periods within which, the price or prices, including any adjustments thereto, at which and the other terms and conditions upon which any Securities of such series shall be converted or exchanged, in whole or in part;

         (22) if the Securities of a series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

         (23) the provisions, if any, relating to any security provided for the Securities of any series;

         (24) any addition to or change in the Events of Default which applies to any Securities of a series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

         (25) any addition to or change in the covenants set forth in Article Ten which applies to Securities of such series;

         (26) any depositories, interest rate calculation agents, exchange rate agents or other agents with respect to Securities of such series if other than those appointed herein; and

         (27) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

         At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

SECTION 302. DENOMINATIONS. The Securities of each series shall be issuable in such denominations as shall be specified and/or contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiple thereof. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Securities of a series denominated in a currency other than Dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is reported or otherwise made available by the Federal Reserve Bank of New York, on the applicable issue date for such Securities, of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, its Treasurer or one of its Vice Presidents, under its corporate seal reproduced thereon or affixed thereto attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver to the Trustee for authentication Securities of any series executed by the Company, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be confirmed promptly in writing.

         If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in accordance with the provisions of this Indenture;

         (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in accordance with the provisions of this Indenture; and

         (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of (i) bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Registered Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Any temporary global Security and any permanent global security shall, unless otherwise provided therein, be delivered to the Depositary for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

         Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form, or permanent global registered form, or any combination thereof, as specified and/or contemplated by Section 301, and if any combination thereof is so specified, as requested by the beneficial owner thereof.

         Unless otherwise specified in the temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged on the Exchange Date for definitive Securities (and where the form of the definitive Securities is not specified by the Holder, for an interest in a permanent global Security) of the same series and of like tenor and after the Exchange Date, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities (and where the form of the definitive Securities is not specified by the Holder, for an interest in a permanent global Security) of the same series and of like tenor. Unless otherwise specified in such temporary global Security, any exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of the Depositary.

         Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified and/or contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series shall be payable to the Depositary on such Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date. Any interest so received by the Depositary and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment herein referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities of such series. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified and/or contemplated by Sections 203 or 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and/or contemplated by Sections 203 or 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in an aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered from time to time in accordance with instructions given to the Trustee (which instructions shall be in writing but need not comply with Section 103 or be accompanied an Opinion of Counsel) by the Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, a like aggregate principal amount of other definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged, which Securities shall be in the form of Registered Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series is to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Depositary or such other depositary referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchange pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fee and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor

Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company in the case of Registered Securities, by check mailed or delivered to the address of any Person entitled thereto as such address shall appear in the Security Register.

         Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause (2), such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, upon registration of transfer of, in exchange for or in lieu of, any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities so delivered shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

         Any temporary global Security shall be disposed of if the entire aggregate principal amount of the Securities represented thereby has been exchanged. Permanent global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.

SECTION 310. COMPUTATION OF INTEREST. Except as otherwise specified and/or contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect with respect to Securities of a series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to Securities of such series, when

         (1)  either

                 (A) all Securities of such series previously authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has previously been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                 (B) with respect to all Outstanding Securities of such series not previously delivered to the Trustee for cancellation, the Company has deposited or caused to be deposited with the Trustee as trust funds, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, for that purpose money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series not previously delivered to the Trustee for cancellation for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date contemplated by the penultimate paragraph of this Section, as the case may be; or

                 (C) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series;

         (3) the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the discharge of Securities of such series pursuant to this Section 401; and

         (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series have been complied with.

         For the purposes of this Indenture, "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations the payment of principal of and interest on which is guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, or beneficial interests in a trust the corpus of which consists exclusively of money or such obligations or a combination thereof.

         If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series pursuant to this Section 401, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, except for a discharge pursuant to subclause (A) of clause (1) of this Section, the obligations of the Company under Sections 305, 306, 404, 1001 and 1002 and the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003, shall survive.

SECTION 402. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 403.  DISCHARGE OF LIABILITY ON SECURITIES OF ANY SERIES.  If this
Section is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series, the obligation of the Company under this Indenture and the Securities of such series, to pay the principal of (and premium, if any) and interest on Securities of such series, shall cease, terminate and be completely discharged and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such satisfaction and discharge, when

         (1) the Company has complied with the provisions of Section 401 of this Indenture (other than any additional conditions specified pursuant to Sections 301 and 401(3)) with respect to all Outstanding Securities of such series;

         (2) the Company has delivered to the Trustee a Company Request requesting such satisfaction and discharge;

         (3) the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the discharge of Securities of such series pursuant to this Section 403; and

         (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the discharge of the indebtedness on the Outstanding Securities of such series have been complied with.

         Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that, the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 305 or 306.

SECTION 404. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations deposited with respect to Securities of any series in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Securities of such series and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 401; provided, however, that if the Company has made any payment of principal of (or premium, if any) or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501. EVENTS OF DEFAULT. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuation of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuation of such default for a period of 60 days; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuation of any such decree or order for relief or any such other decree or order remains unstayed and in effect for a period of 90 consecutive days; or

         (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it, of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (7) any other Event of Default provided with respect to Securities of that series.

         Notwithstanding the foregoing provisions of this Section 501, if the principal of (and premium, if any) or any interest on any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency (or currencies) is (or are) not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders of such Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Trustee by reference to the noon buying rate in The City of New York for cable transfers for such currency ("Exchange Rate"), as such Exchange Rate is reported or otherwise made available by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this
Section 501, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to any Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of (i) the series affected by such default (in the case of an Event of Default described in clause (1), (2), (3) or (7) of Section 501) or (ii) all series of Securities (in the case of other Events of Default) may declare the principal amount (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and any accrued but unpaid interest thereon of all of the Securities of the series affected by such default or all series, as the case may be, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any accrued but unpaid interest thereon shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                 (A) all overdue interest on all Securities of that series (or of all series, as the case may be),

                 (B) the principal of (and premium, if any, on) any Securities of that series (or of all series, as the case may be) which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity),

                 (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

         (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of the principal of Securities of that series (or of all series, as the case may be) which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if default is made in the payment of (1) any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or
(2) the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceedings.

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claim under this Indenture or the Securities may be prosecuted and enforced by the Trustee without possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under Section
607;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto.

         To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of (or premium, if any) or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Business Day next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

SECTION 507. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this





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


Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. CONTROL BY HOLDERS. With respect to Securities of any series, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under an Event of Default described in clause (1), (2), (3) or (7) of Section 501, and with respect to all Securities the Holders of a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under such an Event of Default, provided that in each such case (1) such direction shall not be in conflict with any rule of law or with this Indenture, and (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. WAIVER OF PAST DEFAULTS. The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series relating to or arising under an Event of Default described in clause (3) or (7) of Section 501 and its consequences, and the Holders of a majority in principal amount of all Outstanding Securities may on behalf of the Holders of all Securities waive any other past default hereunder and its consequences, except in each case a default (1) in the payment of the principal (or premium, if any) or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

         (a)  Except during the continuation of an Event of Default,

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series or of all series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.  Subject to the provisions of Section
601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proven or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be prescribed specifically herein) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.  The Company agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, or premium, if any, or interest, if any, on, particular Securities.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

         (c) For the purposes of this Section, the term "conflicting interest" shall have the meaning specified in Section 310(b) of the Trust Indenture Act and the Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, that there shall be excluded from the operation of Section 310(b) of the Trust Indenture Act with respect to the Securities of any series this Indenture, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met. For purposes of the preceding sentence, the optional provision permitted by the second sentence of Section 310(b)(9) of the Trust Indenture Act shall be applicable.

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder of Securities, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 or equivalent amount expressed in a foreign currency and subject to supervision or examination by Federal or State authority or authority of such other country. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   __________________________

                                   __________________________
                                   As Trustee


                                  By ____________________________________
                                                  As Authenticating Agent


                                  By ____________________________________
                                                  Authorized Signatory"


         Notwithstanding any provision of this Section 614 to the contrary, if at any time any Authenticating Agent appointed hereunder with respect to any series of Securities shall not also be acting as the Security Registrar hereunder with respect to any series of Securities, then, in addition to all other duties of an Authenticating Agent hereunder, such Authenticating Agent shall also be obligated: (i) to furnish to the Security Registrar promptly all information necessary to enable the Security Registrar to maintain at all times an accurate and current Security Register and (ii) prior to authenticating any Security denominated in a foreign currency, to ascertain from the Company the units of such foreign currency that are required to be determined by the Company pursuant to Section 302.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. COMPANY TO FURNISH TRUSTEE WITH NAMES AND ADDRESSES OF HOLDERS. With respect to each series of Securities, the Company will furnish or cause to be furnished to the Trustee:

         (a) semi-annually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, on January 1 and July 1), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of that series as of such dates, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, if so acting.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) Holders of Securities may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

SECTION 703.  REPORTS BY TRUSTEE.

         (a) Within 60 days after May 15 of each year commencing with the first May following the first date of issuance of Securities under this Indenture, the Trustee shall transmit by mail to Holders a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act.

         (b) The Trustee shall comply with Section 313(b) of the Trust Indenture Act.

         (c)  Reports pursuant to this Section shall be transmitted by mail:

                 (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register; and

                 (2) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

         (d)  A copy of each report pursuant to Subsection (a) or (b) of this
Section 703 shall, at the time of its transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. REPORTS BY COMPANY. The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, and shall otherwise comply with Section 314(a) of the Trust Indenture Act.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

         (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

         (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. SUCCESSOR PERSON SUBSTITUTED. Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of such lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable); or

         (4) to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision; or

         (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

         (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such other provisions as may be made shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency or currencies (including composite currencies) in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

         (2) reduce the percentage in principal amount of Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

         (3)  modify any of the provisions of this Section, Section 513 or
Section 1008, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities previously or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its office or agency to receive such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, the Company will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

         (3) at any time during the continuation of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company.

SECTION 1004. EXISTENCE. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 1005. MAINTENANCE OF PROPERTIES. The Company will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent that Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006. PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof so long as any Security is outstanding hereunder, an Officers' Certificate, stating that a review of the activities of the Company during such year and of performance under this Indenture has been made under the supervision of the signers thereof and whether or not to the best of their knowledge the Company is in default in the fulfillment of any of its obligations under this Indenture, and if the Company shall be in default, specifying each such default known to them and the nature and status thereof.

SECTION 1008. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1006, inclusive, or any covenant added for the benefit of any series of Securities as contemplated by Section 301 (unless otherwise specified pursuant to Section 301) if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such omission (acting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified and/or contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series are to be redeemed (other than pursuant to Section 1108), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (1)  the Redemption Date,

         (2)  the Redemption Price,

         (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after such date (or in the event of a redemption pursuant to Section 1108, and if applicable, a statement that no interest is payable with respect to such security),

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

         (6)  that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105. DEPOSIT OF REDEMPTION PRICE. On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity.

SECTION 1107. SECURITIES REDEEMED IN PART. Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified and/or contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking payment shall be reduced accordingly.

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be





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


satisfied by delivery of or by crediting Securities of that series pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                          SUBORDINATION OF SECURITIES

SECTION 1301. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, whether upon original issue or upon transfer or assignment, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth, the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1302.  CIRCUMSTANCES REQUIRING PRIOR PAYMENT OF SENIOR INDEBTEDNESS.
In the event of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether in bankruptcy, reorganization, insolvency, receivership or similar proceeding, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities.

         Unless otherwise provided in Section 301, no payment in respect of Securities shall be made if, at the time of such payment, there exists a default in payment of all or any portion of any Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness. In addition, unless otherwise provided in Section 301, during the continuation of any event of default (other than a default referred to in the immediately preceding sentence) with respect to any Senior Indebtedness permitting the holders to accelerate the maturity thereof and upon written notice thereof given to the Trustee, with a copy to the Company (the delivery of which shall not affect the validity of the notice to the Trustee), by any holder of such Senior Indebtedness or its representative, then, unless and until such an event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions for the Securities; provided, however, that if the holders of the Senior Indebtedness to which the default relates have not declared such Senior Indebtedness to be immediately due and payable within 180 days after the occurrence of such default (or have declared such Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then the Company shall resume making any and all required payments in respect of the Securities (including any missed payments). Only one payment blockage period under the immediately preceding sentence may be commenced within any consecutive 365-day period with respect to the Securities. No event of default which existed or was continuing on the date of the commencement of any 180-day payment blockage period with respect to the Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by a Holder or representative of such Senior Indebtedness whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (and, in the case of any such waiver, no payment shall be made by the Company to the holders of Senior Indebtedness in connection with such waiver other than amounts due pursuant to the terms of the Senior Indebtedness as in effect at the time of such default).

         In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment or distribution of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, agent or other Person making payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         In addition, nothing in this Section shall prevent the Company from making or the Trustee from receiving or applying any payment in connection with the redemption of Securities if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this Indenture) has been made, and the Trustee has received such payment from the Company, prior to the occurrence of any of the contingencies specified in the first two paragraphs of this Section.

SECTION 1303.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.
Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article) to the rights of the holders of such Senior Indebtedness to receive payments or distributions from the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1304. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities of the Company otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1305. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Security by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1306. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding, (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness, (iii) release any Person liable in any manner for the collection of Senior Indebtedness, or (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1307. NOTICE TO TRUSTEE. The Company shall give prompt written notice to the Trustee in the form of an Officers' Certificate of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor at least two Business Days prior to such payment date; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1308. RELIANCE ON CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which a dissolution, winding up or total or partial liquidation or reorganization of the Company is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1309. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1310. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 1311. ARTICLE APPLICABLE TO PAYING AGENT. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                                ARTICLE FOURTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 1401. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1402.  CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such times and at such place in New York, New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 107, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any series, shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in New York, New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

SECTION 1403.  PERSONS ENTITLED TO VOTE AT MEETINGS.   To be entitled to vote
at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing a proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1404. QUORUM; ACTION. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 1405(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the
Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent or waiver which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage that is less than a majority in aggregate principal amount of the Outstanding Securities of a series and may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding Securities of that series.

         Except as limited by the proviso to Section 902, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

SECTION 1405.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
MEETINGS.

         (a) The holdings of Securities shall be evidenced in the manner specified in Section 105 and the appointment of any proxy shall be evidenced in the manner specified in Section 105 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1406. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   *   *   *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        FRUIT OF THE LOOM, INC.


[CORPORATE SEAL]
                                 By__________________________________
                                 Print Name:_________________________
                                 Title:______________________________



                                 [TRUSTEE]


[CORPORATE SEAL]
                                 By__________________________________
                                 Print Name:_________________________
                                 Title:______________________________

STATE OF _________________________         )
                                           )  SS
COUNTY OF ________________________         )


         On the _____ day of _______________________________, before me personally came _____________________________________________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of FRUIT OF THE LOOM, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


________________________________________________________________________________
______________________________
                   Notary Public in _________ County for the State of __________

                             My Commission Expires _____________________________

[NOTARIAL SEAL]




STATE OF _________________________         )
                                           )  SS
COUNTY OF ________________________         )


         On the _____ day of _______________________________, before me personally came _____________________________________________, to me known, who, being by me duly sworn, did depose and say that he is _______________ of ____________________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                  ______________________________________________
                                  ______________________________________________
                                  __________________ Notary Public in
                                  __________ County for the State of __________

              My Commission Expires _____________________________


[NOTARIAL SEAL]